Filed Pursuant to Rule 497(k)
Registration No.: 333-11283

SUNAMERICA SERIES, INC.

AIG Focused Dividend Strategy II Fund

(the “Fund”)

Supplement dated January 28, 2019 to

the Fund’s Summary Prospectus dated February 28, 2018, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The following is added after the first sentence of the paragraph under the subsection of the Fund’s Summary Prospectus entitled “Fees and Expenses of the Fund”:

In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class W shares of the Fund.

The following is added after the third sentence of the paragraph under the subsection of the Fund’s Summary Prospectus entitled “Fees and Expenses of the Fund – Example”:

You may be required to pay brokerage commissions on your purchases and sales of Class W shares of the Fund, which are not reflected in the Example.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Summary Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP_FD2SP_012819